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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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
Date of Report (Date of earliest event reported) March 6, 2000       Commission File Number 000-27707
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                              AETHER SYSTEMS, INC.
                           (Exact name of registrant)

      Delaware                                         52-2186634
(State of organization)                  (I.R.S. Employer Identification Number)

                              11460 Cronridge Drive
                          Owings Mills, Maryland 21117
              (Address of principal executive offices and zip code)

                                 (410) 654-6400
                         (Registrant's telephone Number)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On March 6, 2000, we acquired Riverbed for shares of our common stock. In the merger, we issued 4,537,281 shares of our common stock and converted existing options held by Riverbed employees into options to acquire shares of our common stock. If all current Riverbed options vest and are exercised, we would be obligated to issue 862,480 shares of our common stock. As part of the transaction, we are holding in escrow 270,000 of the shares payable to Riverbed shareholders for 12 months to secure their post-closing indemnification obligations to us and we have agreed to indemnify up to $40.5 million of damages the sellers may incur. At closing, we appointed two persons named by Riverbed -- E. Wayne Jackson and Robin T. Vasan -- to our board of directors.

     As a result of our acquisition of Riverbed, the shareholders of Riverbed became parties to the registration rights agreement we entered into at the time of our initial public offering with several of our shareholders, and the shareholders of Riverbed have equivalent rights to the original holders and their assignees. In addition, the shareholders of Riverbed, in the aggregate, have the right to one additional shelf registration after October 20, 2000, or sooner if any of the original holders sell shares sooner pursuant to Rule 144. The additional shelf registration is limited to the number of shares a holder could sell under Rule 144.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

        a.   Financial Statement of Riverbed

                    The required financial statements of Riverbed are incorporated by reference to Aether's registration statement on Form S-1 (File No. 333-30852), as amended.

        b.   Pro Forma Financial Information

                    The required pro forma financial information is incorporated by reference to Aether's current report on Form 8-K/A filed today with respect to the acquisition of LocusOne.

        c.   Exhibits.

                    Agreement and Plan of Merger dated as of February 9, 2000 by and among Aether Systems, Inc., RT Acquisition, Inc. and Riverbed Technologies, Inc. (Incorporated by reference from Aether's registration statement on Form S-1 (File No. 333-30852), as amended.)

             23.1   Consent of KPMG LLP
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AETHER SYSTEMS, INC.


                                       By: /s/ David C. Reymann
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                                           David C. Reymann
                                           Chief Financial Officer



Dated:  March 16, 2000
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                    Consent of Independent Auditors                 Exhibit 23.1



The Board of Directors
Riverbed Technologies, Inc:

We consent to the incorporation by reference in the registration statement (No. 333-91369) on Form S-8 of Aether Systems, Inc. of our report dated February 15, 2000 with respect to the balance sheets of Riverbed Technologies, Inc. as of December 31, 1998 and 1999, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from October 21, 1998 (date of inception) to December 31, 1998 and for the year ended December 31, 1999, which report is incorporated by reference in the Form 8-K of Aether Systems, Inc. dated March 16, 2000.

KPMG LLP


McLean, Virginia
March 16, 2000